AGREEMENT AND PLAN OF MERGER

AMONG

WESTGATE ACQUISITIONS CORPORATION,

WESTGATE MERGER, INC.,

AND

FARMHOUSE, INC.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made and entered into as of this 12th day of December 2018 by and among WESTGATE ACQUISITIONS CORPORATION, a Nevada Corporation (“Westgate”); WESTGATE MERGER, INC., a Utah corporation and wholly owned subsidiary of Westgate (“Merger Sub”); and FARMHOUSE, INC., a privately held Washington corporation (“Farmhouse”).

WHEREAS, Westgate desires to acquire Farmhouse by way of a merger transaction whereby Merger Sub will be merged with and into Farmhouse and 100% of the issued and outstanding shares of Farmhouse common stock will be exchanged for shares of Westgate common stock, whereupon Farmhouse will be the surviving corporation and become the wholly owned subsidiary of Westgate (Merger Sub and Farmhouse are collectively referred to herein as the “Constituent Corporations”);

WHEREAS, the Boards of Directors of Westgate, Merger Sub and Farmhouse, respectively, deem it advisable and in the best interest of each entity and their respective stockholders, that Merger Sub merges with and into Farmhouse pursuant to those terms and conditions set forth in this Agreement, and that Articles of Merger be filed with the States of Utah and Washington pursuant to applicable provisions of law (such transaction is hereafter referred to as the “Merger”);

WHEREAS, in consideration for the Merger, Farmhouse stockholders will exchange their Farmhouse common stock for shares of Westgate common stock per the terms set forth herein; and

WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the transactions contemplated herein and also to prescribe various conditions thereto.

NOW THEREFORE, in consideration of the premises, mutual covenants set out herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION  1

Acquisition of Farmhouse.

(a)

The parties to this Agreement do hereby agree that at the Closing and Effective time of the Merger (“Closing” and “Effective Time of the Merger” are defined in Section 6 below), Merger Sub will merge with and into Farmhouse premised upon the terms and conditions set forth herein and in accordance with the provisions of the Utah Revised Business Corporation Act (“Utah Code”), and Washington Business Corporation Act (“Washington Act”). Pursuant to the Merger, following the Closing and at the Effective Time of the Merger, all Farmhouse stockholders will exchange an aggregate of 100% of their outstanding Farmhouse common stock for shares of authorized, but previously unissued Westgate common stock on a one share for one share basis post-split as described in Section 2(e) below. At the Closing, Farmhouse will have issued and outstanding a minimum of 10,611,131 shares of its common stock and a maximum of 11,251,148 shares of common stock. All outstanding shares of Merger Sub at the Closing will be exchanged for a like number of shares of Farmhouse common stock which, following the Effective Time of the Merger, will represent 100% of the outstanding shares of Farmhouse common stock.

(b)

Farmhouse owns certain assets and property that are depicted in its financial statements and more fully described in Attachment No. 1(b), annexed hereto and by this reference made a part hereof. Upon the Effective Time of the Merger, Farmhouse, as a wholly owned subsidiary of Westgate, will retain ownership of all its assets and property.

(c)

 It is the intention of the parties hereto that this transaction qualifies as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

SECTION  2

Terms of Merger.  In accordance with the provisions of this Agreement and the requirements of applicable law, Merger Sub will be merged with and into Farmhouse as of the Effective Time of the Merger. Farmhouse will be the surviving corporation (hereinafter sometimes referred to as the “Surviving Corporation”) as the wholly owned subsidiary of Westgate, and the separate existence of Merger Sub will cease to exist at the Effective Time of the Merger. Farmhouse, as the Surviving Corporation, will succeed to and assume all the rights and obligations of Merger Sub in accordance with the applicable law, as described below. Consummation of the Merger will be upon the following terms and subject to the conditions set forth herein:

(a)

Corporate Existence.  Commencing at the Effective Time of the Merger, the separate corporate existence of Merger Sub will cease and the Surviving Corporation will continue its corporate existence as a Farmhouse, Inc., a Washington corporation; and

(i)

the Surviving Corporation will thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;

(ii)

all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations will, except as otherwise set forth herein, be taken and deemed to be transferred to and will be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and

(iii) all rights of creditors and all liens, if any, upon any property of any of the Constituent Corporations will be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time of the Merger, and all debts, liabilities and duties of the Constituent Corporations will thenceforth attach to the Surviving Corporation.

(b)

Effective Time of the Merger.  At the Effective Time of the Merger,

(i)

the Certificate of Incorporation and Bylaws of Farmhouse, as existing and in effect immediately prior to the Effective Time of the Merger, will be and remain the Certificate of Incorporation and Bylaws of the Surviving Corporation;

(ii)

the members of the Board of Directors of Merger Sub and its executive officers holding office immediately prior to the Effective Time of the Merger, will resign as directors and executive officers, to be effected at the Effective Time of the Merger, and the incumbent directors officers of Farmhouse will remain as the directors officers of the Surviving Corporation; and

(iii) the Westgate Board of Directors will take all necessary requisite actions to appoint as additional directors to the Westgate Board those persons set forth in Section 2(e)(v) below.

(c)

Conversion of Securities.  At the Effective Time of the Merger and without any action on the part of Westgate, Merger Sub, Farmhouse or the holders of any of the securities of any of these corporations, each of the following will occur:

(i)

As of the date of this Agreement, Farmhouse has 10,617,798 shares of common stock issued and outstanding. The Parties agree that the final number of shares of Farmhouse common stock issued and outstanding at the Closing and immediately prior to the Effective Time of the Merger, will be a minimum of 10,611,131 and up to a maximum of 11,251,148 shares. The final number of Farmhouse shares at the Closing is to be determined by the additional number of Farmhouse shares that are issued to holders of certain outstanding convertible instruments upon their conversion into Farmhouse common stock prior to the Closing.

(ii)

At the Effective Time of the Merger, each one (1) share of Farmhouse common stock issued and outstanding will be exchanged for one (1) share of Westgate common stock.

Holders of certificates or other instruments previously evidencing shares of Farmhouse common stock outstanding immediately prior to the Effective Time of the Merger, will cease to have any rights with respect to such shares of Farmhouse common stock, except as otherwise provided herein or by law. Those persons receiving shares of Westgate common stock and the respective number of shares to be received pursuant to the terms of the Merger and this Agreement are set forth in Attachment No. 2(c) annexed hereto and, by this reference, made a part hereof.

(iii) Each one share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time of the Merger, will remain in existence and exchanged as one share of common stock of the Surviving Corporation, which shares will be owned solely by Westgate.

(iv) Any shares of Farmhouse capital stock held in the treasury of Farmhouse immediately prior to the Effective Time of the Merger, will automatically be canceled and extinguished without any conversion thereof and no payment will be made with respect thereto. At the Effective Time of the Merger, the stock transfer books of Farmhouse will be closed and thereafter, there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of any shares of Farmhouse common stock that were outstanding immediately prior to the Effective Time of the Merger.

 (d)

Restricted Securities.

(i)

None of the shares of Westgate common stock into which the shares of Farmhouse common stock are to be converted will, at the Effective Time of the Merger, be registered under the Securities Act of 1933, as amended (the “Securities Act”), but will be deemed to have been issued pursuant to an exemption or exemptions therefrom (subject to the satisfaction of certain other terms and conditions hereof) and will be considered “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. All shares of Westgate common stock to be issued pursuant to this Agreement will be exempt from registration under the Securities Act pursuant to Section 4(2) of that Act and/or Regulation D, Rule 506 promulgated thereunder, and certificates representing the shares will bear a restrictive legend worded substantially as follows and as may otherwise be required:

“The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the corporation.”

(ii)

At the Closing, Westgate will direct its transfer agent to record, as soon as practicable after the Effective Time of the Merger, the issuance of Westgate common stock to the holders of Farmhouse’ common stock pursuant to the provisions set forth above. The transfer agent will annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There will be no requirement of Westgate to register under the Securities Act any shares of Westgate common stock issued in connection with the Merger.

(e)

Other Matters.

(i)

Prior to the Effective Time of the Merger, Westgate will take all necessary and requisite actions to cause to be effective a reverse split of its issued and outstanding shares of common stock on a one (1) share for two and one-half (2.5) shares basis. At the time of the reverse split, Westgate will have issued and outstanding 8,690,190 pre-split shares of common stock and, following the reverse split and immediately prior to the Effective Time of the Merger, Westgate will have outstanding approximately 3,476,076 shares, without giving effect to rounding up of fractional shares. All shares of Westgate common stock to be issued pursuant to this Agreement and the Merger will be issued on post-split shares.

(ii)

Prior to the Effective Time of the Merger, Westgate will take all necessary and requisite actions to cause to its corporate name to be changed to WeedClub Inc.

(iii)

 Prior to the Effective Time of the Merger, Westgate will take all necessary and requisite actions to cause its authorized capitalization to be increased to 200,000,000 shares of common stock, par value $0.00001 per share.

(iii)

 Immediately prior to the Effective Time of the Merger, Farmhouse will have no more than 11,251,148 shares of Farmhouse common stock issued and outstanding. There are no other series of Farmhouse common stock or preferred stock issued and outstanding.

(iv)

 Attachment No. 2(e), annexed hereto and by this reference made a part hereof, sets forth certain convertible debt of Farmhouse or other convertible instrument that may be converted by the holder into Farmhouse capital stock or, following the Effective Time of the Merger, into Westgate common stock, for no more than an aggregate of 436,683 Westgate shares (post-split). Farmhouse agrees that is at the Closing any convertible instrument has not been converted into Farmhouse common stock, it will take all requisite and reasonable actions to amend the existing instruments to make them convertible into shares of Westgate common stock.

(v) Immediately prior to the Closing, the Westgate Board of Directors will nominate and elect the following three new directors to the Westgate Board; Evan Horowitz, Mike Landau and Brian Holmes, which persons will become the Westgate Board of Directors effective immediately upon the Effective Date of the Merger. All new directors will serve in such capacities until the next meeting of stockholders of Westgate at which directors are elected. Following the nominations and election of the above persons, the current directors and officers of Westgate will immediately tender their resignations upon the Effective Date of the Merger.

(vi)

 The parties hereby acknowledge that Westgate has incurred expenses related to the Merger which are included in the accounts payable of Westgate.  Such accounts payable will be paid in the normal course of business following the Closing of the Merger.

(vii) Upon execution of this Agreement, Westgate will make the appropriate requisite notice filings with the Securities and Exchange Commission (“SEC”) to report the transactions contemplated hereby and will also make such other filings and notifications with the SEC, FINRA, and any state regulatory agencies as may be necessitated by this Agreement.

(viii) If, at any time after the Closing, any further action is necessary or desirable to carry out the intent and purposes of this Agreement, the current officers and directors of Westgate will assist and use their reasonable efforts to take any and all such lawful and necessary actions.

(ix) Within a reasonable time following the Closing and Effective Time of the Merger, the Parties intend that Westgate will take all necessary and requisite actions to file all appropriate documents with the SEC relating to a registration statement on Form S-1, or other appropriate form, for the purpose of registering for resale certain issued and outstanding shares of Westgate common stock. Those shareholders and their respective number of shares to be registered is to be determined and agreed upon by the current Westgate Board of Directors and the new Board of Directors designated by this Agreement.

(x)

The Parties hereto acknowledge that there is currently no public trading market for Westgate common stock. Following the Effective Time of the Merger, the Parties agree that Westgate will cause to be made an application to OTC Markets Group to have Westgate included for quotation of the OTC Pink Market, OTCQB, or other recognized public trading medium.

SECTION  3

Delivery of Shares.  On or as soon as practicable after the Effective Time of the Merger, Farmhouse will use its reasonable efforts to cause the holders of Farmhouse’ common stock (the “Farmhouse Stockholders”) to surrender to Westgate’s transfer agent for cancellation, all certificates or other evidences of ownership representing their shares of Farmhouse’ common stock, against delivery of certificates representing the shares of Westgate common stock for which Farmhouse common stock is to be converted in the Merger pursuant to Section 2 hereof. Each Farmhouse Stockholder will be required, prior to or upon surrender of their Farmhouse common stock to deliver to Westgate an “investment letter” or other written instrument acceptable to the parties hereto, providing, among other things, whether or not the investor is an “accredited investor” as defined under Regulation D of the Securities Act. Until surrendered and exchanged as herein provided, each outstanding certificate, which, prior to the Effective Time of the Merger, represented Farmhouse common stock, will be deemed for all corporate purposes to evidence ownership of the same number of shares of Westgate common stock into which the shares of Farmhouse common stock represented by such Farmhouse certificate will be converted hereunder.

SECTION  4

Representations of Farmhouse.  Farmhouse hereby makes, as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

(a)

Farmhouse is duly and validly incorporated under the laws of the State of Washington and is in good standing and duly qualified to do business in that state and in any other state where required to be so qualified.

(b)

Farmhouse has the requisite power and authority to enter into this Agreement, together with such other agreements and documents requisite to this Agreement (the “Transaction Documents”), to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and other Transaction Documents to which Farmhouse is a party and the consummation of the transactions contemplated hereby and thereby, have been, or will prior to the Closing and the Effective Time of the Merger be, duly authorized by Farmhouse’ Board of Directors, as appropriate, and by its stockholders, if necessary. The execution of this Agreement and other Transaction Documents does not materially violate or breach any material agreement or contract to which Farmhouse is a party and, to the extent required, has or will have by Closing, obtained all necessary approvals or consents required by any agreement to which it is a party. The execution and performance of this Agreement and other Transaction Documents will not violate or conflict with any provision of Farmhouse’ Articles of Incorporation or Bylaws in effect as of the date hereof.

(c)

Farmhouse will deliver to Westgate at the Closing and annex hereto as Attachment No. 4(c), which by this reference will be made a part hereof, the Farmhouse unaudited financial statements as of and for the two years ended December 31, 2017, including the unaudited balance sheet as of September 30, 2018 and the related unaudited statement of operations, cash flows and changes in stockholders' equity for the two years then ended, which financial statements present fairly the financial position and results of operations of Farmhouse, on a consistent basis. Farmhouse further agrees that within seventy (70) days from the Closing, it will deliver to Westgate audited financial statements of Farmhouse for the two years ended December 31, 2017.

(d)

Farmhouse is the owner and has good and marketable title to all of its assets and properties carried on its books, including those reflected in the balance sheets contained in the Farmhouse Financial Statement, free and clear of all debts, liens, claims, charges, security interests or other encumbrances, except as described in Attachment No. 4(d), annexed hereto and, by this reference, made a part hereof. Farmhouse hereby warrants and represents that it has the authority to execute this Agreement, whereby Westgate will become the owner of the Farmhouse’s assets by way of its sole ownership of Farmhouse as a wholly owned subsidiary.

(e)

Farmhouse is not a party to any material pending litigation or, to the knowledge of its executive officers, any governmental investigation or proceeding and no litigation, claims, assessments or any governmental proceedings are threatened in writing against Farmhouse.

(f)

Neither Farmhouse nor any of its officers, employees or agents, nor any other person acting on behalf of Farmhouse, has, to the best of their knowledge, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any person who is or may be in a position to help or hinder Farmhouse’ business, or assist it in connection with any actual or proposed transaction, which (i) might be reasonably expected to subject it to any material damage or penalty in any action or to have a material adverse effect on Farmhouse or its business, assets, properties, financial condition or results of operations (a “Material Adverse Effect”), (ii) if not given in the past, might have reasonably been expected to have had a Material Adverse Effect, or (iii) if not continued in the future, might be reasonably expected to have a Material Adverse Effect or to subject Farmhouse to material suit or penalty in any action.

(g)

Farmhouse has, or by the Effective Time of the Merger will have filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of its business or any predecessor, and has paid, or will have paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Time of the Merger.

(h)

To the best of its knowledge, Farmhouse has not materially breached any material agreement to which it is a party or obligated by. Farmhouse has previously given Westgate copies of or access to all material contracts, commitments and/or agreements to which it is a party.

(i)

Except as otherwise disclosed in Attachment 4(i) annexed hereto, Farmhouse does not own any capital stock or have any interest in any subsidiary, corporation, partnership or other form of business organization.

(j)

Information regarding Farmhouse and its assets and business, which has been delivered by Farmhouse to Westgate for use in connection with the Merger, was, at the time provided, true and accurate in all material respects.

(k)

To its knowledge, Farmhouse has and, at the Closing will have disclosed in writing to Westgate, all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of Farmhouse.

(l)

To the best of its knowledge, Farmhouse is and has been in material compliance with all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance in the aggregate has not had, and would not be reasonably expected to have, a Material Adverse Effect. Farmhouse has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or claims threatened in writing in connection therewith.

(m)

 Except as otherwise disclosed herein or by a written attachment hereto, no officer, director or affiliate of Farmhouse has been, within the past five years, (i) a party to any bankruptcy petition against such person or against any business of which such person was affiliated; (ii) convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses; (iii) subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or (iv) found by a court of competent jurisdiction in a civil action by the SEC or the Commodity Futures Trading Commission, to have violated a federal or state securities or commodities law and which judgment has not been reversed, suspended or vacated.

(n)

 Except as disclosed to Westgate in writing and annexed hereto as Attachment No. 4(n), Farmhouse has no “material” contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects, or otherwise. For purposes of this Section 4(n), “material” means payment or performance of a contract, commitment, arrangement or understanding in the ordinary course of business, which is expected to involve payments to any third party in excess of $100,000.

(o)

Farmhouse does not have or maintain any employee benefit, bonus, incentive compensation, profit-sharing, equity, stock bonus, stock option, stock appreciation rights, restricted stock, other stock-based incentive, executive compensation agreement, employment agreement, deferred compensation, pension, stock purchase, employee stock ownership, savings, pension, retirement, supplemental retirement, employment related change-in-control, severance, salary continuation, layoff, welfare (including, without limitation, health, medical, prescription, dental, disability, salary continuation, life, accidental death, travel accident, and other insurance), vacation, holiday, sick leave, fringe benefit, or other benefit plan, program, or policy, whether qualified or nonqualified and any trust, escrow, or other agreement related thereto, covering any present or former employees, directors, or their respective dependents.

(p)

There are no actions, proceedings or investigations pending or threatened against Farmhouse and, after making appropriate investigation, to the best of its knowledge none is threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by Farmhouse or any predecessor in interest with the Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA") or any other Environmental Laws. To Farmhouse’ knowledge after due investigation;

(i)

there is no reasonable basis for the institution of any action, proceeding or investigation against Farmhouse under any Environmental Law;

(ii)

Farmhouse is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment;

(iii) Farmhouse is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body;

(iv)

Farmhouse is in material compliance with all applicable Environmental Laws; and

(v)

no real property, now or in the past, used, owned, managed or controlled by Farmhouse contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (x) violates any Environmental Law, or (y) cannot be cleaned by ordinary reclamation procedures customary in the oil and gas industry.

For purposes of this Agreement, "Environmental Laws" will mean any federal, state, local or municipal statute, ordinance or regulation, or order, ruling or other decision of any court, administrative agency or other governmental authority pertaining to the release of hazardous substances (as defined in CERCLA) into the environment.

(q)

No representation or warranty by Farmhouse contained in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements therein not misleading. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Farmhouse in connection herewith, have been and will be complete originals, or exact copies thereof.

SECTION  5

Representations of Westgate and Merger Sub.  Westgate and Merger Sub hereby make jointly and severally, as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

(a)

Westgate is registered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is required to file certain current and periodic reports with the SEC. Westgate represents that as of the date of this Agreement, it is current with all requite filings under the Exchange Act.

(b)

As of the date hereof and the Effective Time of the Merger, the shares of Westgate common stock to be issued and delivered to the Farmhouse Stockholders hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid and nonassessable shares of Westgate common stock, free of all liens and encumbrances.

(c)

Each of Westgate and Merger Sub has the requisite corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (i) have been or will, prior to the Closing and the Effective Time of the Merger, be duly authorized by the respective Boards of Directors of Westgate, Merger Sub and by Westgate as the sole stockholder of Merger Sub; and (ii) except as otherwise set forth herein, do not have to be approved or authorized by the stockholders of Westgate. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Westgate or Merger Sub is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to Westgate, Merger Sub or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Certificates of Incorporation or Bylaws of either Westgate or Merger Sub.

(d)

Westgate has delivered to Farmhouse, or will deliver prior to the Closing, a true and complete copy of its audited financial statements for the fiscal years ended December 31, 2017, and 2016, and its unaudited financial statements for the nine-months ended September 30, 2018 (the “Westgate Financial Statements”). The Westgate Financial Statements are complete, accurate and fairly present the financial condition of Westgate as of the dates thereof and the results of its operations for the periods then ended. The Westgate Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Westgate as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. Other than as set forth in any schedule or exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in the Westgate Financial Statements or in any exhibit or notes thereto other than contracts or obligations occurring in the ordinary course of business since September 30, 2018; unless otherwise disclosed herein, Westgate  does not have accounts payable that have been created in the normal course of business; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of Westgate as reflected in the Westgate Financial Statements. Westgate has, or will have at the Closing, good title to all assets, properties or contracts shown on the Westgate Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.

(e)

Merger Sub has no financial statements because it was recently created solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger. Merger Sub has no assets, liabilities, material contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in Utah. Merger Sub has no subsidiaries or affiliates.

(f)

Except as disclosed in writing to Farmhouse, since September 30, 2018, there have been no material adverse changes in the business, financial condition or results of operation of Westgate, except changes arising in the ordinary course of business, which changes would materially and adversely affect the financial position of Farmhouse.

(g)

Neither Westgate nor Merger Sub is a party to or the subject of, any material pending litigation, claims, or governmental investigation or proceeding not reflected in the Westgate Financial Statements and there are no material lawsuits, claims, assessments, investigations, or similar matters, threatened in writing against Merger Sub, Westgate, or the management or properties of Westgate or Merger Sub.

(h)

Westgate and Merger Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required, except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the respective state of its incorporation.

(i)

Westgate and Merger Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the Westgate Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither Westgate nor Merger Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation.

(j)

As of the date of this Agreement, Westgate’s authorized capital stock consists of 20,000,000 shares of common stock, $0.00001 par value, of which 8,690,190 shares are presently issued and outstanding. Westgate has taken the necessary and requisite actions to amend its Articles of Incorporation to increase its authorized capitalization to 200,000,000 shares of common stock, par value $0.00001 per share, which change shall become effective prior to the Closing and Effective Time of the Merger. Also, prior to the Effective Time of the Merger, Westgate will have taken all necessary and requisite actions to cause its current issued and outstanding common stock to be reverse split on a one share for two and one-half shares basis, as set forth in Section 2(e) above. Merger Sub’s capitalization consists solely of 10,000 authorized shares of common stock (“Merger Sub’s Common Stock”), of which 1,000 shares are outstanding, all of which are owned by Westgate, free and clear of all liens, claims and encumbrances. All outstanding shares of common stock of Westgate and Merger Sub are, and will be at the Closing, duly authorized, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either Westgate or Merger Sub.

(k)

Westgate has taken the necessary and requisite actions to amend its Articles of Incorporation to cause to its corporate name to be changed to WeedClub Inc., which change shall become effective prior to the Closing and Effective Time of the Merger.

(l)

The financial records, minute books, and other documents and records of Westgate and Merger Sub will be made available to Farmhouse prior to the Closing. The records and documents of Westgate and Merger Sub that have been or will be delivered to Farmhouse, constitute all of the material records and documents of Westgate and Merger Sub that they are aware of, or that are in their possession or in the possession of Westgate or Merger Sub.

(m)

Neither Westgate nor Merger Sub has materially breached any material agreement to which it is or has been a party. Prior to the execution of this Agreement, Westgate has given to Farmhouse copies of or access to all “material” contracts, commitments and/or agreements to which Westgate is a party. There are no currently existing agreements with any affiliates, related or controlling persons or entities. Westgate has no leasehold interest or other ownership interest, and no obligations under any real estate or any mining claims. For purposes of this Section 5(m), “material” means payment or performance of a contract, commitment, arrangement or understanding in the ordinary course of business, which is expected to involve payments to any third party in excess of $100,000.

(n)

All shares of Westgate’s outstanding common stock have been issued pursuant to an appropriate exemption from registration under the Securities Act and all applicable state securities laws. There are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws.

(o)

Westgate and Merger Sub have and, at the Closing will have disclosed in writing to Farmhouse all events, conditions and facts materially affecting the business, financial conditions, including any liabilities, contingent or otherwise, or results of operations of either Westgate or Merger Sub, since September 30, 2018.

(p)

All information regarding Westgate that has been provided to Farmhouse by Westgate, or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of Westgate, to the public or filed with the SEC, FINRA, or any state securities regulators or authorities, is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations.

(q)

Westgate is and has been in material compliance with, and has conducted any business owned or operated by it in compliance with all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations, including, but not limited to, the Sarbanes-Oxley Act of 2002 and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. Westgate has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith.

(r)

Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the Westgate Financial Statements, there is no basis for any assertion against Westgate of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due including, without limitation, any liability for taxes, including e-commerce sales or other taxes, interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will;

(i)

result in any payment, whether severance pay, unemployment compensation or otherwise, becoming due from Westgate to any person or entity, including without limitation, any employee, director, officer;

(ii)

increase any benefits otherwise payable to any person or entity, including without limitation, any employee, director, officer or affiliate; or

(iii)

 result in the acceleration of the time of payment or vesting of any such benefits.

(s)

No aspect of Westgate’s business, operations or assets is of such a character as would restrict or otherwise hinder or impair Westgate from carrying on its business as presently being conducted and as anticipated following consummation of the Merger.

(t)

There is no reasonable basis for the institution of any action, proceeding or investigation against Westgate under any Environmental Law.

(u)

No representation or warranty by Westgate or Merger Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof, contains or will contain any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements therein not misleading. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Westgate in connection herewith, have been and will be complete originals, or exact copies thereof.

SECTION 6

Closing.  The Closing of the transactions contemplated herein will take place on such date (the “Closing”) as mutually determined by the parties hereto, but no later than five (5) days after all conditions precedent have been satisfied or waived and all required documents have been delivered.  The parties will use their reasonable commercial efforts to cause the Closing within 20 (twenty) days from the date hereof. The “Effective Time of the Merger” will be that date and time specified in the Articles of Merger as the date on which the Merger will become effective.

SECTION  7

Actions Prior to Closing.

(a)

Prior to the Closing, Farmhouse on one hand, and Westgate and Merger Sub on the other hand, will be entitled to make such investigations of the assets, properties, business and operations of the other party and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination will be conducted at reasonable times and under reasonable circumstances and the parties hereto will cooperate fully therein. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of the fact that any party hereto discovered, or should have discovered, that any representation or warranty is or might be inaccurate in any respect. Until the Closing, the parties hereto and their respective affiliates will keep confidential and will not use in any manner inconsistent with the transactions contemplated by this Agreement, any information or documents obtained from the other concerning its assets, properties, business or operations. If the Closing will not occur for any reason (including, without limitation, pursuant to a termination of this Agreement), the parties hereto and their respective affiliates will not disclose, nor use for their own benefit, any such information or documents obtained from the other party or parties, in either case, unless and to the extent such information or documents are;

(i)

readily ascertainable from public or published information, or trade sources;

(ii)

received from a third party not under an obligation to such information confidential; or

(iii) required to be disclosed by any applicable law, rule, regulation or court order.

If the Closing does not occur for any reason, each of the parties and their respective affiliates will promptly return or destroy all such confidential information and compilations thereof, as is practicable, and will certify such destruction or return to the other party.

(b)

Prior to the Closing, any written news releases or public disclosure by any party hereto pertaining to this Agreement or the transactions contemplated hereby, will be submitted to the other party for its review and approval prior to such release or disclosure, provided, however, that;

(i)

such approval will not be unreasonably withheld; and

(ii)

such review and approval will not be required of disclosures required to comply, in the judgment of counsel, with federal or state securities or corporate laws or policies.

(c)

Contemporaneous with or prior to the Closing, Westgate’s Board of Directors will take all necessary and requisite actions to nominate and appoint to the Board three new directors designated by Farmhouse and to be effective immediately upon the Closing.

(d)

Except as contemplated by this Agreement and otherwise set forth in Section 2(e) above, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to, or rights issued in respect of Westgate common stock after the date hereof and there will be no dividends or other distributions paid on Westgate’s common stock after the date hereof, in each case through and including the Effective Time of the Merger.

(e)

Westgate, acting through its Board of Directors, will authorize and take all requisite and necessary actions to prepare and file the requisite reports and/or filings with the SEC, the States of Utah and Nevada, and make whatever other reports and/or filings that may be required pursuant to applicable law.

(f)

Farmhouse will provide to Westgate any documents and information necessary for inclusion in the requite reports and/or filings to be filed by Westgate with the SEC or other agency concerning the Merger and the transactions contemplated hereby. Farmhouse, Westgate and Merger Sub, respectively, agree to promptly correct any information provided by any of them for use in the reports and/or filings if, and to the extent that, such information will have become false or misleading in any material respect and Westgate further agrees to take all necessary steps to cause the reports and/or filings, as so corrected if necessary, to be prepared and delivered to the appropriate party to the extent required by applicable state and federal securities laws.

(g)

Except as required by law, neither Farmhouse nor Westgate and Merger Sub will voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the Merger not being satisfied. Without limiting the generality of the foregoing neither Farmhouse nor Westgate and Merger Sub will not take any action that would result in;

(i)

any of its representations and warranties set forth in this Agreement that are qualified as to materiality becoming untrue; or

(ii)

any of such representations and warranties that are not so qualified becoming untrue in any material respect.

SECTION  8

Conditions Precedent to the Obligations of Farmhouse.  All obligations of Farmhouse under this Agreement and to effect the Merger and other transactions contemplated hereby, are subject to the fulfillment, prior to or as of the Closing and/or the Effective Time of the Merger, as indicated below, of each of the following conditions:

(a)

The representations and warranties by or on behalf of Westgate and Merger Sub contained in this Agreement, or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and Effective Time of the Merger as though such representations and warranties were made at and as of such time.

(b)

Westgate and Merger Sub will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. No preliminary or permanent injunction or other order, decree or ruling issued by a court or other governmental authority of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority of competent jurisdiction will be in effect which would have the effect of (i) making the consummation of the Merger illegal, or (ii) otherwise prohibiting the consummation of the Merger.

(c)

On or before the Closing, the Boards of Directors of Westgate and Merger Sub, and Westgate as sole stockholder of Merger Sub, will have approved in accordance with applicable provisions of state corporation law, the execution and delivery of this Agreement and consummation of the transactions contemplated herein and will have submitted same to the stockholders of each entity, as applicable.

(d)

On or before the Closing, Westgate and Merger Sub will have delivered to Farmhouse certified copies of resolutions of the Westgate and Merger Sub Boards of Directors and Westgate as the sole stockholder of Merger Sub, approving and authorizing;

(i)

the execution, delivery and performance of this Agreement and all necessary and proper actions to enable Westgate and Merger Sub to comply with the terms of this Agreement;

(ii)

the election of Farmhouse’ nominees to the Westgate Board of Directors; and

(iii) all other matters set forth or contemplated herein.

(e)

The Merger will be permitted by applicable state law and Westgate will have sufficient shares of its common stock authorized to complete the Merger at the Effective Time of the Merger and the transactions contemplated hereby.

(f)

At the Closing, all of the directors and officers of Merger Sub will have resigned in writing from their positions as directors and executive officers of the corporation, effective at the Effective Time of the Merger, and those persons designated by Farmhouse as nominees to the Westgate Board of Directors will be duly elected and assume the position of directors on the Westgate Board.

(g)

At the Closing, all instruments and documents delivered by Westgate or Merger Sub, to Farmhouse Stockholders pursuant to the provisions hereof, will be reasonably satisfactory to legal counsel for Farmhouse.

(h)

The capitalization of Westgate and Merger Sub will be the same as described in Section 5(j) above.

(i)

The shares of Westgate common stock to be issued to Farmhouse Stockholders at the Effective Time of the Merger will be validly issued, nonassessable and fully paid under the provisions of applicable state law and will be issued in a private, nonpublic offering in compliance with all federal, state and applicable securities laws.

(j)

Farmhouse will have completed its financial and legal due diligence investigation of Westgate with results thereof satisfactory to them.

Section  9

Conditions Precedent to the Obligations of Westgate and Merger Sub.  All obligations of Westgate and Merger Sub under this Agreement to effect the Merger and other transactions contemplated hereby, are subject to the fulfillment, prior to or at the Closing and/or the Effective Time of the Merger as indicated below, of each of the following conditions:

(a)

The representations and warranties by Farmhouse contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and the Effective Time of the Merger as though such representations and warranties were made at and as of such times.

(b)

Farmhouse will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. No preliminary or permanent injunction or other order, decree or ruling issued by a court or other governmental authority of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority of competent jurisdiction will be in effect which would have the effect of (i) making the consummation of the Merger illegal, or (ii) otherwise prohibiting the consummation of the Merger.

(c)

Farmhouse will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it.

(d)

On or before the Closing, the Board of Directors and stockholders of Farmhouse will have approved in accordance with applicable provisions of state corporation law, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(e)

On or before the Closing Date, Farmhouse will have delivered to Westgate certified copies of resolutions of its stockholders and Board of Directors, as applicable, approving and authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and authorizing all of the necessary and proper action to enable Farmhouse to comply with the terms of this Agreement.

(f)

The Merger will be permitted by applicable state law.

(g)

Prior to the Closing, Westgate must receive from each Farmhouse Stockholder an “investment letter” or other equivalent document providing representations that the shares of Westgate common stock to be issued in the Merger are, among other things;

(i)

being acquired for investment purposes and not with a view to public resale;

(ii)

being acquired for the investor’s own account; and

(iii)

 are restricted and may not be resold except pursuant to a registration statement or in reliance upon an exemption to registration under the Securities Act.

(h)

At the Closing, all instruments and documents delivered by Farmhouse pursuant to the provisions hereof will be reasonably satisfactory to legal counsel for Westgate.

(i)

At the Closing, there will be issued and outstanding a minimum of 10,611,131 shares of Farmhouse common stock and a maximum of 11,251,148, which shares will be exchanged for shares of Westgate common stock on a one (1) share for one (1) share basis as per Section 2 hereof.

(j)

Farmhouse will have received all necessary and requisite approvals and consents from its Board of Directors and stockholders and this Agreement and the Merger will have been adopted and approved by the requisite vote of Farmhouse Stockholders.

(k)

Westgate will have an exemption from registration under the Securities Act and the securities laws of the State of Nevada and the various states of residence of Farmhouse Stockholders for issuance of the shares of Westgate common stock to be issued to Farmhouse Stockholders pursuant to the Merger.

SECTION  10

Survival.  The representations and warranties contained in this Agreement and any other document or certificate relating hereto will survive and continue in full force and effect for a period of one (1) year after the Effective Time of the Merger.

SECTION 11

Indemnification.

(a)

From and after the Closing of this Agreement, Westgate and Merger Sub agree to indemnify, defend and hold harmless Farmhouse and each person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Closing an officer or director of Farmhouse, against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, demands, liabilities, damages and deficiencies, including interest and penalties, incurred or suffered in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, arising out of matters existing or occurring prior to the Closing, whether asserted or claimed prior to, at or after the Closing, which is based in whole or in part on, or arising in whole or in part out of the fact that such person is a party to this Agreement or is or was a director or executive officer of Farmhouse, including, without limitation, all losses, claims, damages, costs, expenses, liabilities, judgments or settlement amounts based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby to the fullest extent that Farmhouse could have been permitted under applicable state laws and its certificate of incorporation, bylaws and other agreements in effect on the date hereof to indemnify such individual.

(b)

From and after the Closing of this Agreement, Farmhouse agree to indemnify, defend and hold harmless the Westgate and Merger Sub and each person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Closing a director or executive officer of Westgate or Merger Sub, against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, demands, liabilities, damages and deficiencies, including interest and penalties, incurred or suffered in connection with any claim action, suit, proceeding or investigation, whether civil, criminal or administrative, arising out of matters existing or occurring prior to the Closing, whether asserted or claimed prior to, at or after the Closing, which is based in whole or in part on, or arising in whole or in part out of the fact that such person is a party to this Agreement or is or was a director or officer of Westgate or Merger Sub including, without limitation, all losses, claims, damages, costs, expenses, liabilities, judgments or settlement amounts based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby to the fullest extent that Westgate and Merger Sub could have been permitted under applicable state laws and its certificate of incorporation, bylaws and other agreements in effect on the date hereof, to indemnify such individual. In no event will the aggregate indemnification to be paid by Farmhouse exceed $25,000.00, and no single claim for indemnification of less than $5,000.00 will be paid by Farmhouse.

(c)

Any indemnified party wishing to claim indemnification under subsection (a) or (b) of this Section 11, upon learning of any such claim, action, suit, proceeding or investigation, will promptly notify Westgate, and Merger Sub if under subsection (a), or Farmhouse if under subsection (b). However, failure to so notify the appropriate party will not relieve the indemnifying party from any liability which it may have under this Section 11, except to the extent such failure materially prejudices such party. In the event of any such claim, action, suit, proceeding or investigation, (i) the indemnifying party will have the right to assume the defense thereof and will not be liable to any such indemnified party in connection with the defense thereof; (ii) the indemnified party will cooperate in all respects as requested by the indemnifying party in the defense of any such matter; and (iii) the indemnifying party will not be liable for any settlement effected without its prior written consent, which consent will not be unreasonably withheld; provided, however, that the indemnifying party will not have any obligation hereunder to any indemnified party if and when a court will ultimately determine, and such determination will have become final, that the indemnification of such indemnified party in the manner contemplated hereby is prohibited by law.

SECTION  12

Nature of Representations.  All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and the other Transaction Documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

SECTION  13

Documents at Closing.  At the Closing, the following documents will be delivered:

(a)

Farmhouse will deliver, or will cause to be delivered, to Westgate the following;

(i)

a certificate executed by the Presidents of Farmhouse to the effect that all representations and warranties made by Farmhouse under this Agreement are true and correct as of the Closing and as of the Effective Time of the Merger, the same as though originally given to Westgate or Merger Sub on said date and that Farmhouse has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Farmhouse on or prior to the Effective Time of the Merger;

(ii)

a certificate from the state of Farmhouse’ incorporation dated within five (5) business days of the Closing to the effect that each respective corporation is in good standing under the laws of said state;

(iii) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

(iv) an executed copy of the Articles of Merger related to the Merger contemplated by this Agreement for filing in Washington and Utah;

(v)

certified copies of resolutions adopted by Farmhouse’ Board of Directors approving the Merger Agreement and other Transaction Documents related to the Merger; and

(vi) all other items, the delivery of which is a condition precedent to the obligations of Westgate and Merger Sub, as set forth in Section 9 above.

(b)

Westgate and Merger Sub will deliver or cause to be delivered to Farmhouse;

(i)

stock certificates representing those securities of Westgate to be issued to Farmhouse Stockholders as a part of the Merger as described in Section 2(c) hereof;

(ii)

a certificate of the Presidents of Westgate and Merger Sub, respectively, to the effect that all representations and warranties of Westgate and Merger Sub made under this Agreement are true and correct as of the Closing, the same as though originally given on said date; and that each of Westgate and Merger Sub has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

(iii)

 certified copies of resolutions adopted by Westgate’s and Merger Sub’s Boards of Directors and Merger Sub’s sole stockholder approving the Merger Agreement and authorizing the Merger and all related matters;

(iv)

 certificates from the jurisdictions of incorporation of Westgate and Merger Sub dated within five (5) business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

(v)

an executed copy of the Articles of Merger for filing in Washington;

(vi)

such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement; and

(vii) all other items, the delivery of which is a condition precedent to the obligations of Farmhouse as set forth in Section 8 hereof.

SECTION  14

Finder’s Fees.  Westgate and Merger Sub, jointly and severally, represent and warrant to Farmhouse, and Farmhouse represents and warrants to Westgate and Merger Sub, that except as otherwise set forth herein, none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any “broker” or “finder” or similar person in connection with this Agreement or any of the transactions contemplated hereby.

SECTION  15

Additional Covenants.  Between the date hereof and the Closing, except with prior written consent of the other party:

(a)

Westgate, Merger Sub and Farmhouse will conduct their business only in the usual and ordinary course and the character of such business will not be changed nor will any different business be undertaken;

(b)

No change will be made in the Certificate of Incorporation or Bylaws of Westgate, Merger Sub or Farmhouse except as described herein;

(c)

No change will be made in the authorized or issued shares of Westgate except as set forth herein;

(d)

None of the corporate entities hereto will discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business; and

(e)

Westgate will not make any payment or distribution to its stockholders or purchase or redeem any shares or common stock except as set forth herein.

SECTION  16

Termination.  This Agreement may be terminated prior to the Effective Date as set forth below:

(a)

By mutual written consent of all the parties hereto;

(b)

By Westgate or Farmhouse if the Effective Time of the Merger will not have occurred on or before January 31, 2019. (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 16(b) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in, the failure of the Effective Time of the Merger to occur on or before the Termination Date;

(c)

By Westgate or Farmhouse if any governmental entity;

(i)

will have issued an order, decree or ruling or taken any other action (which the parties will use their reasonable best efforts to resist, resolve or lift, as applicable) permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by this Agreement and such order, decree, ruling or other action will have become final and non-appealable; or

(ii)

will have failed to issue an order, decree or ruling or to take any other action and such denial of a request to issue such order, decree, ruling or take such other action will have become final and non-appealable (which order, decree, ruling or other action the parties will have used their reasonable best efforts to obtain); if such action under (i) and/or (ii) is necessary to fulfill the conditions set forth in Sections 8 and 9, as applicable;

(d)

By Westgate if the approvals of the Farmhouse stockholders contemplated by this Agreement will not have been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought; or

(e)

By Westgate or Farmhouse if one of the other parties will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in either Section 8 or Section 9 are not capable of being satisfied on or before the Termination Date.

SECTION  17

Effect of Termination.  In the event of termination of this Agreement by any of the parties hereto as provided in Section 16 (other than Section 16(e)), this Agreement will forthwith become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors.

SECTION  18

Miscellaneous.

(a)

Further Assurances.  At any time and from time to time after the Effective Time of the Merger, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b)

Waiver.  Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

(c)

Amendment.  This Agreement may be amended only in writing as agreed to by all parties hereto.

(d)

Notices.  All notices and other communications to any party hereto will be in writing and deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, by Federal Express, facsimile or e-mail to the address of the noticed party as follows:

Westgate Acquisitions Corporation and Westgate Merger, Inc.

3625 Cove Point Drive

Salt Lake City, Utah 84109

Telephone:

(801) 209-0740

Facsimile:

(801)

E-mail:  greedp@gmail.com

Farmhouse, Inc.

1355 Market Street

Suite 488

San Francisco, CA 94103

Telephone:(888) 420-6856

Facsimile:(888) 420-6856

E-mail:

 farmhouseinc@gmail.com

Additional notices are to be given as to each party, at such other address as should be designated in writing complying as to delivery with the terms of this Section 18(d). All such notices shall be effective when sent, addressed as aforesaid.

(e)

Headings.  The section and subsection headings in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(f)

Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(g)

Binding Effect.  This Agreement will be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

(h)

Entire Agreement.  This Agreement and the Attachments and exhibits annexed hereto, is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

(i)

Severability.  If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement will remain in full force and effect.

(j)

Responsibility and Costs.  Whether the Merger is consummated or not and except as otherwise set forth below, all fees, expenses and out-of-pocket costs including, but not limited to, fees and disbursements of counsel, financial advisors and accountants and expenses associated with fulfillment of the obligations set forth herein, that are incurred by the parties hereto will be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger is found by a court of competent jurisdiction to be a breach of the terms hereof, in which event the breaching party will be responsible for all costs of all parties hereto.

(k)

Legal Representation.  The parties hereto acknowledge and agree that each respective party is represented by the same legal counsel, Leonard E. Neilson, Attorney at Law, and that each party hereby waives any existing or potential conflict of interest that may exist or occur by such common legal representation.

(l)

Governing Law.  This Agreement will be governed and construed in accordance with the laws of the State of Utah without regard to principles of conflicts of law.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Westgate Acquisitions Corporation

By:

/S/ G. Reed Petersen

G. Reed Petersen

Its:

President

Westgate Merger, Inc.

By:

/S/ G. Reed Petersen

G. Reed Petersen

Its:

President

Farmhouse, Inc.

By:

/S/

Evan Horowitz

     Evan Horowitz

Its:

President

By:

/S/

Michael Landau

     Michael Landau

Its:

Secretary

ATTACHMENT  NO. 1(B)

ATTACHMENT NO. 2(C)

The following persons are to receive shares of Westgate Acquisitions Corporation Common Stock in the respective amounts set forth adjacent to their names and pursuant to the Agreement and Plan of Merger.

Name of Person to Receive

Westgate Acquisitions Corporation

Number of Shares to be Received

           Common Stock

ATTACHMENT NO. 4(M)

FARMHOUSE, INC.

MATERIAL CONTRACTS

[NONE]